EXHIBIT 10.11

      CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT
          TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
                          ASTERISKS DENOTE OMISSIONS.

                   NORTEL NETWORKS GLOBAL PURCHASE AGREEMENT

THIS AGREEMENT ("Agreement") between NORTEL NETWORKS INC., a Delaware corporation ("Nortel Networks"), and Savvis Communications Corporation, a Missouri corporation ("Company"), is effective on June 30, 2000 ("Effective Date").

The parties agree as follows:

1. SCOPE

   a)    Under this Agreement,  Company may (i) purchase hardware  ("Hardware");
         (ii) obtain a license to use software and documentation ("Software"); and (iii) purchase associated services ("Services") for the DMS 10, DMS 100, DMS 200, DMS 250, DMS 300, DMS 300/250, DMS 500, DMS GSP, Optical
         Networks, TransportNode and NIS product families and the Data Products, as defined in Article 9 (b). "Products" shall mean individually and collectively, the Hardware and Software.

   b) Supplemental terms for Company's purchase and/or license of various types of other Products and/or Services may be incorporated by mutual written consent ("Supplemental Documentation").

   c) Products are provided only for Company's own use in the countries set forth in the Supplemental Documentation (the "Territory") and not for resale.

   d) The parties acknowledge that Orders (defined below) hereunder may be placed by Company's Affiliates (as defined herein) and Products and Services may be supplied by Nortel Networks' Affiliates (as defined herein). Any references herein to Company shall be deemed to include Company's Affiliates and references to Nortel Networks shall be deemed to include Nortel Networks Affiliates. In the case of Nortel Networks, "Affiliate" means an entity in which Nortel Networks Corporation directly or indirectly owns or controls (and continues to own or control) more than fifty percent (50%) of the shares entitled to elect the board of directors of such entity, and Nortel Networks Data GmbH of Germany, Matra Nortel Networks Communications S.A.S. and Nortel Network Corporation. In the case of Company "Affiliate" means an entity in which Company directly or indirectly owns or controls (and continues to own or control) more than fifty percent (50%) of the shares entitled to elect the board of directors of such entity. Upon request, from time to time, a party shall provide the other with a list of its then current Affiliates who may be purchasing or supplying Products and/or Services hereunder. Company absolutely, irrevocably and unconditionally guarantees the perfomance of every Company Affiliate Issuing Orders and/or otherwise acting under this Agreement. Company hereby expressly waives any other diligence, protest or notice as well as any requirement that Nortel Networks exhaust any remedy or right against such Company Affiliate.

2. TERM

This Agreement begins on the Effective Date and continues until thirty (30) days after a party notifies the other in writing that it intends to terminate this Agreement. Any terms of this Agreement which by their nature are intended to survive and the rights and obligations of either party under any accepted Order survive the termination of this Agreement.

3. ORDERS

   a) To purchase and/or License Products and/or Services, Company will submit a purchase order or like documentation ("Order") to Nortel Networks specifying all of the following, if applicable: (i) the types and quantities of Products and Services; (ii) the applicable prices, charges and fees with respect to such Products and/or Services; (iii) the quotation number with respect to such Products and/or Services;
         (iv) the addresses for delivery, performance and installation; (v) the incorporation by reference of this Agreement; (vi) the shipment and turnover dates; and (vii) any other information required under this Agreement to be included in an Order. All Orders will be governed by and cannot alter the terms and conditions of this Agreement. Orders are subject to acceptance by Nortel Networks; however, any Order not rejected within fifteen (15) business days of Nortel Networks' receipt is deemed accepted provided that no additional or special terms and conditions have been written on the face of or otherwise incorporated into such Order.

   b) Company may request additions, alterations, deductions or deviations to an Order subject to the condition that such changes and any adjustments resulting from such changes including, but not limited to, schedules and prices, shall be mutually agreed upon and, if so agreed, subsequently detailed in a written revision to the applicable Order ("Change Order"). Company acknowledges that a premium charge may be applied by Nortel Networks should Nortel Networks agree to process a Change Order outside of its Standard Order processing cycle for a Product or in the event that a Change Order requires an additional amount of work (such as engineering) to be undertaken to comply with such changes.

   c) If, prior to the ship date, Company cancels all or any part of an Order, Company shall pay to Nortel Networks a cancellation charge for the Product(s) that have been canceled as follows: i) if Company's cancellation notice is received by Nortel Networks fifteen (15) or more days prior to the ship date, then Company shall pay 100% of engineering charges plus 10% of the Product price, or ii) if Company's cancellation notice is received by Nortel Networks fourteen (14) or fewer days prior to the ship date, then Company shall pay 100% of engineering charges plus 15% of the Product price. However, Orders for Products that have been shipped, and Orders for Data Products, may not be canceled. Furthermore, Orders for Products which Nortel customizes in accordance with a specific Company request may not be canceled.

   b)    Upon request,  Company will  periodically  submit to Nortel  Networks a
         non-binding   forecast  of  Products   and/or   Services  that  Company
         anticipates purchasing.

4. PRICE AND PAYMENT

   a) The charge for any Product or Service ordered will be per Nortel Networks' price list then in effect or per written mutual agreement. Unless specified, prices do not include freight and insurance charges or any applicable taxes, assessments or duties. Company shall pay all charges for: (i) Products within thirty (30) days after delivery to the carrier at Nortel Networks' shipping point ("Delivery Location") and
         (ii) Services within thirty (30) days after completion, except that (a) recurring Services will be paid for quarterly, in advance, and (b) installation services may be invoiced and payable (at Nortel Networks' option) upon completion of the Services or upon delivery of the associated Products to the Delivery Location.

   b) For any overdue payments for invoices submitted in conformance to the terms hereof, Nortel Networks is entitled to collect from Company interest, calculated daily from the date past due, at one and one half percent (1.5%) per month (18% per annum) or such lesser rate as may be the maximum permissible rate under applicable law. Notwithstanding the foregoing for purchases where Nortel Networks is providing the financing and such financing has not been assigned, no such interest shall accrue.

5. TAXES

Unless Company provides a certificate of exemption for the applicable taxes in a timely manner but in no event after Nortel Networks payment of such amounts, Company must promptly pay directly or reimburse Nortel Networks all taxes and charges, duties or assessments imposed by any federal, state, or local governmental or other taxing authority relating to the purchase, ownership, possession, use, operation or relocation of Products or Services, excluding all taxes computed upon the net income of Nortel Networks. Applicable sales taxes shall be billed as a separate item on the invoice to the extent reasonable.

6. SOFTWARE LICENSE

   a) Nortel Networks grants to Company, a personal, non-exclusive, right to use Software only with Hardware or other authorized material in permitted applications and to the extent that the applicable charges have been paid ("Licensed Software"). Software contains trade secrets of Nortel Networks and its suppliers, and Company is granted no title or ownership rights to Software.

   b) Company shall: (i) not reproduce, copy, or modify Software in whole or in part except as authorized by Nortel Networks, except that Company may make a reasonable number of copies of Licensed Software solely for back up purposes; (ii) except to the extent such prohibition is not enforceable under the laws of the country in which Software is being used, not decompile, reverse engineer, disassemble, reverse translate, or in any other manner decode Software, and (iii) upon termination of the license for any reason, promptly return Software to Nortel Networks or certify its destruction. Company shall abide by any additional terms provided by Nortel Networks with respect to any terms contained in "shrink" or "click" wrap licenses, or other pass-through licenses, for Software sourced from third party vendors.

   c) Company shall not have the right to assign or sublicense its rights in Software without the written consent of Nortel Networks, which will not be unreasonably withheld, provided however, that where use of a Product requires the download of Software to a customer of Company. Company shall be entitled to sublicense to such customer after the customer agrees to terms no less restrictive than those contained in this
         Article 6 and that Nortel Networks is a beneficiary of such sublicense.

   d) Certain Software identified by Nortel Networks may be modified to create derivative software applications or files ("Applications"). Unless otherwise agreed in writing, each party owns all intellectual property rights for any Applications it creates. NORTEL NETWORKS SHALL HAVE NO LIABILITY TO COMPANY OR ANY THIRD

                     NETWORKS GLOBAL PURCHASE AGREEMENT

         PARTY WITH RESPECT TO ANY CLAIMS OR DAMAGES ARISING OUT OF THE MODIFICATION OR CREATION OF ANY APPLICATION BY COMPANY.

   e) Nortel Networks may access by remote polling or other reasonable means any site in which Software has been installed to determine if any Software has been activated, or its uses extended, without payment of the applicable fee. Such polling shall be conducted pursuant to the Company's reasonable security considerations which shall not significantly inhibit the polling activity. Nortel Networks has the right to invoice Customer and Customer shall pay all charges within thirty (30) days of such invoice for any activated or extended use of such Software.

7. TITLE, RISK OF LOSS AND DELIVERY

   a) For Products to be delivered in the United States or Canada, risk of loss of damage to Products passes to Company upon delivery to the carrier at the Delivery Location. Unless specifically provided otherwise in the Supplemental Documentation. Products not for delivery in the United States or Canada shall be provided "Ex Works" Nortel Networks' Delivery Location. ("Ex Works" shall have the meaning ascribed to it in Incoterms 2000.) Title to the Hardware shall pass to Company upon final payment of the total purchase price and any additional monies due. Company grants Nortel Networks, and will cooperate with the perfection and maintenance of, a purchase money security interest (or other security interest as provided by the laws of the applicable jurisdiction) in the Products and any proceeds until the total amount on account of such Products is paid to Nortel Networks. Company authorizes Nortel Networks to file financing or continuation statements and amendments and similar documents relating to the Products without signature of Company where permitted by law. Nortel Networks may also reproduce and file this Agreement or any financing statement covering the Products, or any part thereof, as a sufficient financing statement.

   b) Company will have the installation site(s) ready and complete its other responsibilities on time and in accordance with Nortel Networks' requirements. Company shall reimburse Nortel Networks for all Company's failure to comply with Nortel Networks' requirements.

   c) Company will notify Nortel Networks in writing of all hazardous materials (as defined by the applicable competent authority) that Nortel Networks may encounter during the performance of Services. Nortel Networks may discontinue the performance of the Services until all Hazardous Materials have been removed at Company's expense. Company shall defend, indemnify and hold Nortel Networks harmless from any and all damages, claims, losses, liabilities and expenses, including attorney's fees, which arise out of Company's breach of such obligations.

8. ACCEPTANCE

Company is deemed to have accepted a Product, excluding Data Products, on the first to occur of: (i) receipt of the Product at the Delivery Location for a furnish-only Order: (ii) completion of Nortel Networks installation Services with respect to the Product; or (iii) placement of the Product into service. With respect to Data Products, acceptance is deemed to have occurred upon the ship date. Acceptance cannot be postponed due to any deficiencies not imputable to Nortel Networks. If, prior to Company's deemed acceptance above, or in the case of furnish-only Products and Data Products upon delivery of such Products to Company, Nortel Networks and Company reasonably determine that any non-conforming Product(s) must be replaced, Company agrees to return such Product(s) must be replaced, Company agrees to return such Product(s) to Nortel Networks in accordance with Nortel Networks' instructions at Nortel Networks' expense.

9. WARRANTY

   a) Nortel Networks warrants that during the Warranty Period, defined below, (i) Hardware is free from defects in materials and workmanship, substantially conforms to Nortel Networks' published specifications and is free from any third party lien or other encumbrance on title, (ii) Software, when used in the specified operating environment, will substantially conform to its published specifications and shall be free of computer viruses upon shipment, and (iii) Services will be performed in a professional and workmanlike manner. Unless otherwise specified in Supplemental Documentation or in Section (b) below, the "Warranty Period" for (i) Products is twelve (12) months from the date of delivery at the Delivery Location and (ii) Services is twelve (12) months from their completion date.

   b)    The  following  Data  Products  shall have the  corresponding  Warranty
         Periods:
                                  Page 3 of 7                       CONFIDENTIAL

                   NORTEL NETWORKS GLOBAL PURCHASE AGREEMENT


DATA PRODUCTS       HARDWARE     SOFTWARE       SERVICES
-------------       ---------    ---------      --------------
Etherloop           12 months    12 months      12 months from
                    from         from           completion
                    Delivery     Delivery
--------------------------------------------------------------------------------
CVX 1800,           12 months    90 days        12 months from
SS7 Gateway         from ship    from ship      completion
and Shares          date         date
--------------------------------------------------------------------------------
Internet Call       6 months     6 months       6 months from
Waiting             from ship    from ship      completion
Voice Buttons       date         date
--------------------------------------------------------------------------------
Enterprise          See then-    See then-      See then-current
Data                current      current        price list
Products            price list   price list
--------------------------------------------------------------------------------

   c) Nortel Networks' sole obligation under this warranty is to, at Nortel Networks' discretion, repair, replace or otherwise correct the defects in Products or Services Hardware repaired, replaced or corrected during the Warranty Period is warranted for the balance of the original Warranty Period and, excluding Data Products, replaced or corrected Hardware shall be warranted for ninety (90) days from the date the repair, replacement or correction is effected if such period is greater than the balance of the original Warranty Period. Replacement Hardware may be new or reconditioned to perform as new, at Nortel Networks' option. Company shall bear risk of loss or damage and shall pay for all transportation charges for Products returned to Nortel Networks, and Nortel Networks shall bear risk of loss or damage and pay for transportation charges for repair or replacement Products shipped to Company. Any exchanged Hardware becomes Nortel Networks' property and, subject to Section 7 (Title, Risk of Loss and Delivery), its replacement becomes the Company's property.

   d) Services (including in-warranty Services) will be made available to Company in accordance with, and within the response times defined in, Nortel Networks' standard practices and procedures.

   e) These warranties do not apply where the non-conformance is due to (i) accident, fire, explosion, power failure, power surge or other power irregularity, lightning, alteration, abuse, misuse or repair not performed by Nortel Networks'; (ii) improper storage; (ii) failure to comply with all specified applicable environmental requirements for Products; (iv) improper installation, maintenance, operation or other service in connection with Products except where performed by Nortel Networks or on Nortel Networks' behalf by authorized subcontractors;
         (v) use of Products in conjunction with an incompatible product or a product not purchased from Nortel Networks; (vi) any error, act or omission by anyone other than Nortel Networks; (vii) use of Products outside the country in which they were supplied; or (viii) to the extent Company's breach of this Agreement or an Order contributes to a Product failure.

   f)    These  warranties  do not  apply  to any  (i)  hardware  not of  Nortel
         Networks' manufacture, software not owned by Nortel Networks' manufacture, software not owned by Nortel Networks, or Applications created by Company; (ii) any Software which is activated, or its use extended, without payment of the applicable fee or Nortel Networks' written consent; (iii) Software that is not maintained at Nortel Networks' current Software that is not maintained at Nortel Networks' current Software release level or within at least one (1) previous Software release level unless specified otherwise in Nortel Networks' documentation; and (iv) items normally consumed during Product operation, and (v) defects that are not identified in writing to Nortel Networks within the applicable warranty period. Nortel Networks passes through to Company any warranty rights granted to Nortel Networks by the vendor of any third party hardware or Software to the extent that Nortel Networks is permitted to do so pursuant to its agreements with such third party vendors.

   g) THESE WARRANTIES AND REMEDIES CONSTITUTE THE ONLY WARRANTY OBLIGATIONS OF NORTEL NETWORKS WITH RESPECT TO THE PRODUCTS AND SERVICES AND ARE COMPANY'S SOLE AND EXCLUSIVE REMEDIES IN THE EVENT THAT THE WARRANTIES ARE BREACHED. THEY ARE IN LIEU OF ALL OF THE WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NORTEL NETWORKS IS NOT RESPONSIBLE FOR ANY WARRANTY OFFERED BY COMPANY TO ANY CUSTOMER(S) OF COMPANY.

10. CONFIDENTIAL INFORMATION

    a) Confidential information ("Information') means all business, technical, marketing and financial information, data and computer programs that is clearly marked as confidential, proprietary or the like.

    b) Each party which receives the other party's Information shall use reasonable care to hold such Information in confidence and not dislcose such Information to anyone except is employees and employees of such party's Affiliates with a need to know for purposes of carrying out this Agreement.

                                  page 4 of 7                       CONFIDENTIAL

                   NORTEL NETWORKS GLOBAL PURCHASE AGREEMENT

    c) The obligations of either party pursuant to this Article shall not extend to any Information which (i) a recipient can demonstrate through written documentation was already known to the recipient; (ii) becomes known or generally available to the public (other than by act of the recipient) subsequent to its disclosure; (iii) is disclosed or made available in writing to the recipient by a third party having a bona fide right to do so and without similar confidentiality obligations;
         (iv) is independently developed by recipient as demonstrated by its business records; or (v) is required to be disclosed by subpoena or other process of law, provided that the recipient shall notify the disclosing party promptly of any such subpeona or other process of law requiring disclosure.

11. EXCUSABLE DELAYS

Except for payment obligations, if the performance by a party of any of its obligations under this Agreement shall be interfered with by reason of any circumstances beyond the reasonable control of that party, including without limitation, fire, explosion, acts of God, war, revolution, civil commotion, unavailability of supplies or sources of energy, power failure, breakdown of machinery, delays regarding zoning, easements or deed restrictions, any legal proceedings between parties unrelated to the parties hereto or labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts, then that party shall be excused from such performance for a period equal to the delay resulting from the applicable circumstances so long as that party is diligently pursuing means of resolution, and such additional period as may be reasonably necessary to allow that party to resume its performance. With respect to labor difficulties as described above, a party shall not be obligated to accede to any demands being made by employees or other personnel.

12. PATENTS, TRADEMARKS AND COPYRIGHT

    a) Nortel Networks shall, at its own expense, (i) defend Company (in connection with such defense, Nortel Networks shall be solely responsible for its litigation costs, including its attorney's expenses) in any claim or legal action alleging that the purchase or use of any Product or any portion thereof, other than third party hardware or software not incorporated during Nortel Network's manufacturing process, infringes any patent, trademark, trade secret, copyright or other proprietary right ("Infringement Claim); and (ii) pay all damages and costs, including reasonable attorney's fees, awarded against Company, or pursuant to settlement agreed to by Nortel Networks, in such actions which are directly attributable to an Infringement Claim. Company may participate in such defense at its own expense.

As a condition of such defense or payment, Company is required to (i) give Nortel Networks prompt written notice of any Infringement Claim; (ii) provide Nortel Networks with the sole control of the defense and/or settlement of the Infringement Claim; (iii) cooperate fully with Nortel Networks in such defense or settlement.

    b) In the event Nortel Networks becomes aware of a potential Infringement Claim, Nortel Networks may (or in the case of an award of an injunction shall) at its sole option and expense, either: (i) procure for Company the right to continue using the alleged infringing Products); or (ii) replace or modify the alleged infringing Product(s) with an equivalent product(s) so that Company's use is non-infringing. If none of these alternatives is reasonably available, Company agrees to return the Product(s) to Nortel Networks on Nortel Networks' written request. Nortel Networks will then give Customer a credit equal to Company's net book value for the Product(s) provided Company has followed generally-accepted accounting principles. Any such claims against Company or liability for infringement arising from use of the Product(s) following a request for return by Nortel Networks are the sole responsibility of Company.

    c) Nortel Networks has no obligation or liability in respect to any Infringement Claim in the event that the accused Product: (i) is manufactured, designed or supplied by Nortel Netowrks in accordance with any design or special instruction furnished by Company, provided that the Infringement Claim is related to such design or special instruction; (ii) is used by Company in a manner or for a purpose not contemplated by this Agreement or Nortel Networks' Product customer documentation; (iii) is used or located by Company in a country other than the country for which it was supplied; (iv) is used by Company in combination with other products or applications not provided by Nortel Networks, including any software developed by Company through the permitted use of Products, provided that Infringement Claim arises from such combination or the use thereof; or (v) is modified by Company without Nortel Network's written authorization. If Company continues use of the affected Product notwithstanding Nortel Networks' request to replace or modify pursuant to Section b) (ii) or its requirement to return pursuant to Section b) (iii), Nortel Networks shall not be liable for such use. In such cases, Company shall indemnify and hold Nortel Networks harmless against any loss, cost, expense, damage, settlement, or other liability

                   NORTEL NETWORKS GLOBAL PURCHASE AGREEMENT

         incurred by Nortel Networks with respect to the Infringement Claim.

    d) Nortel Networks' cumulative liability under this Article 12 shall not exceed one hundred percent (100%) of the purchase price of the Product or portion of the Product, giving rise to the Infringement Claim(s).

    e) THE PROVISIONS OF THIS ARTICLE 12 CONSTITUTE THE EXCLUSIVE RECOURSE OF EACH PARTY AND THE ENTIRE OBLIGATION AND LIABILITY OF EACH PARTY WITH RESPECT TO ANY CLAIM FOR INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

13. LIABILITY

    a) Each party will defend, indemnify and hold the other party harmless from any liabilities, claims or demands, including costs, expenses and reasonable attorney's fees, that are made by anyone for bodily injuries, including death, or damage to tangible property, resulting from the negligence and/or willful misconduct of that party, its employees or agents, in the performance of this Agreement. A party will notify the other party promptly of written claims or demands against it for which the other party is responsible. If the damage results from the negligence or willful misconduct of both parties, then the responsibility for such damage will be allocated between the parties in accordance with their proportion of fault.

    b) IN NO EVENT WILL EITHER PARTY BE LIABLE (WHETHER IN CONTRACT, TORT, INCLUDING NEGLIGENCE, OR OTHERWISE) FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, MULTIPLE OR CONSEQUENTIAL DAMAGES, INCLUDING LOST REVENUES OR PROFITS OR OTHER FORMS OF ECONOMIC LOSS, OF ANY NATURE WHATSOEVER FOR ANY BREACH OF THIS AGREEMENT OR OTHERWISE EXCEPT AS
         PROVIDED IN ARTICLES 6 AND 10. IN NO EVENT SHALL NORTEL NETWORKS' LIABILITY FOR ANY OTHER DAMAGES EXCEED THE PURCHASE PRICE OF THE PRODUCT OR SERVICES GIVING RISE TO THE DAMAGES. THIS PROVISION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT.

14. DEFAULT

Either party may suspend or terminate its performance under this Agreement in the event of a material breach that remains unsecured for thirty (30) or more days by the other party.

15. ASSIGNMENT

Neither Company nor Nortel Networks may assign or transfer this Agreement or any of its rights or obligations without the prior written consent of the other party, which consent will not be unreasonably withheld; except that Company may assign this Agreement to a successor in interest to substantially all of its assets, whether by merger, consolidation or sale, provided i) such assignee agrees in writing to be bound by the terms of this Agreement, ii) such assignee is not a competitor of Nortel Networks, and iii) such assignment shall not relieve Company of any of its obligations under this Agreement. Notwithstanding the foregoing, Nortel Networks may assign or subcontract this Agreement or any of its obligations to its parent or any of its Affiliates, but no such assignment shall relieve Nortel Networks of any of its obligations hereunder. Company consents, without qualification, to the sale of receivables by Nortel Networks without further notice, and Nortel Networks may disclose the provisions of this Agreement to prospective purchasers of the receivables, and their agents.

16. GOVERNING LAW

The construction, interpretation and performance of this Agreement is governed by the laws of the State of New York, except for its rules with respect to the conflict of laws.

17. NOTICE

All notices will be in writing and are deemed given when  delivered by (i) hand;
(ii) facsimile transmission; (iii) certified mail; or (iv) overnight delivery service, addressed as follows:

If to Company:

___________________________
___________________________
___________________________
Attention:_________________
Facsimile:_________________
Telephone:_________________

If to Nortel Networks:

  Nortel Networks Inc.
  5405 Windward Parkway
  Alpharetta, Georgia 30004
  Attention: Contracts Manager
  Facsimile: 770-708-5090
  Telephone: 770-708-5472

                    NORTEL NETWORKS GLOBAL PURCHASE AGREEMENT

Either party may change its address by a notice given to the other party in the manner above.

18. ADDITIONAL TERMS

    a) Company shall not export any Products or technical data received from Nortel Networks pursuant to this Agreement, or release any such Products or technical data with the knowledge or intent that such
         Products or technical data will be exported or transmitted to any country or foreign nationals of any country except in accordance with applicable laws and regulations concerning the exporting of such items. Company shall obtain all appropriate government authorizations in accordance with applicable law prior to exporting or transmitting any such Products or technical data. Nortel Networks will provide such assistance as Company reasonably requests to obtain such authorizations. Nortel Networks shall have no obligation to sell Products in any country in which the Products have not been homologated. If Company desires to use the Products in a country in which the Products have not been homologated, and Nortel Networks in its sole discretion agrees that Products may be used by Company in such country, then Company and Nortel Networks will mutually agree upon the allocation between the parties of the costs and expenses associated with homologating such Products for use in such country.

    b) Notwithstanding the provisions of Article 4, in the event of any change in the specifications, or in manufacturing or delivery processes, as a result of governmental requirements, Nortel Networks may, upon prior notice to Company, increase its charges to cover Nortel Networks' direct and indirect costs resulting from such change.

    c) If any provision hereof is determined to be legally unenforceable or invalid, the remaining provisions will continue in full force and effect and the parties will substitute a provision that most closely approximates the economic effect and intent of the invalid provisions.

    d) A party shall not release any advertising or other publicity relating to the Agreement or the contents thereof without the prior written approval of the other party.

    e) The failure by either party at any time to require performance by the other party, or to claim a breach of this Agreement, will not be construed as affecting any subsequent breach or right to require performance.

    f) This Agreement, including Supplemental Documentation, comprises all the terms, conditions, representations, warranties and agreement of the parties with respect to the subject matter hereof and supersedes all previous negotiations, proposals, commitments, writings, publications and understandings of any nature whatsoever.

    g) In the event of a conflict between the main body of this Agreement and the provisions set forth in Supplemental Documentation, the provisions of the Supplemental Documentation prevail with respect to any Products and Services covered by it.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Agreement.

NORTEL NETWORKS INC.                        COMPANY

By:    /s/ Cynthia C. Hemme                 By:   /s/ Steven M. Gallant
     -----------------------------------       ---------------------------------
      Cynthia C. Hemme
      Vice President & Assistant General   Name:  Steven M. Gallant
      Counsel  Contracts, Service               -------------------------------
      Provider Solutions-Americas
Title:                                     Title: VP General Counsel
       ---------------------------------          ------------------------------

Date:       6/30/00                         Date:     6/30/00
         -------------------------------          ------------------------------



    00       6-30-00
------------------------
  APPROVED AS TO FORM
------------------------
    LAW DEPARTMENT
NORTEL NETWORKS INC.
------------------------

                                  Page 7 of 7                       CONFIDENTIAL

                                ADDENDUM NUMBER 1
                           TO THE NORTEL NETWORKS INC.
                         GLOBAL PURCHASE AGREEMENT WITH
                       SAVVIS COMMUNICATIONS CORPORATION

THIS ADDENDUM number 1 ("Addendum 1") is by and between Nortel Networks Inc.. ("Nortel Networks") and Savvis Communications Corporation ("Company") and amended the Global Purchase Agreement between Nortel Networks and Company of even date herewith (the "Agreement").

The terms and conditions of this Addendum 1 specified below shall apply solely with respect to Nortel Networks' long haul Optical Products purchased by Company for installation in the United States or Canada, and shall take precedence over any conflicting terms and conditions in the Agreement.

--------------------------------------------------------------------------------

1. Add a new sentence at the end of Section 4.a (Price and Payment) of the Agreement as follows:

"Notwithstanding anything to the contrary, in all cases where Company utilizes Financing (as defined herein) for purchase and/or license of products, Company shall pay all charges or such Products within ten (10) days after delivery to the carrier at Nortel Networks Delivery Location."

2. The parties understand that Company is seeking Nortel Networks' assistance with obtaining financing to pay for purchases made pursuant to this Agreement ("Financing") in an amount equal to the Optional Commitment (as defined below). Nortel Networks agrees that, solely for the long-haul Optical Hardware for the first eight (8) rings purchased for installation in the United States and Canadian substantially as listed in Exhibit A attached hereto ("Rings"), Nortel Networks shall pay the applicable Financing interest charges for Hardware purchased for each individual Ring until the earlier of 1) Nortel Networks' notification to Company that a Ring is ready for service, or 2) one hundred and eighty (180) calendar days after delivery of the first unit of Hardware for each Ring to the Delivery Location. Thereafter, Company shall be solely responsible such Financing interest charges. Notwithstanding the foregoing, Company shall be responsible for all principle and other costs and fees associated with Financing.

3. During the period beginning on the effective date of this Agreement and ending on December 3,1 2003 (the "Initial Term"), Company shall purchase and take delivery of optical networks Products and Services listed in Exhibit B attached hereto ("Optical Products and Services") in the net payment amount of One Hundred and Fifty-Five Million US dollars ($155,000,000.00) (the "Optical Commitment").

4. In consideration of Company's Optical Commitment, Nortel Networks shall extend pricing to Company as set forth in Exhibit B. In the event the Company fails to meet its Optical Commitment By December 31, 2003, Company shall pay to Nortel

                                  Page 1 of 5                       CONFIDENTIAL

Networks, as liquidated damages and not as a penalty, the difference between the total prices paid and the total list prices for the Optical Products and Services. Nortel Networks shall invoice Company for such liquidated damages promptly after December 31, 2000 (if applicable), and such invoice shall be due and payable within thirty (30) days of the date of such invoice.

5. In consideration of the discounts, terms and conditions provided to Company in this Agreement, Company shall hereby, for the term of this Agreement, grant Nortel Networks exclusivity for all Company optical data product and service purchases associated with Company's data network, optical backbone and metro networks ("Exclusivity Requirement"). However, Nortel Networks may partially or wholly accept or refuse any Order for such data or optical products or services without liability of any kind. Following any partial or whole refusal of an Order, Company shall be released from this Exclusivity Requirement solely with regard to the portion of the Order refused. Such release shall pertain to the specific Order (or portion thereof) rejected only and shall not be seen as a waiver of this requirement for any future Orders of such data or optical products or services.

6. Incentive Offer: In consideration for Company's Optical Commitment, and subject to Company achieving the Optical Commitment amount as set forth above, during the Initial Term of the Agreement Nortel Networks shall provide Company with the incentives set forth below ("Incentive Offer") to be utilized solely for Optical Products and Services, and not for Data Products (as defined in Addendum 2 of the Agreement). Each of the following incentives shall be provided by Nortel Networks at [**] to Company based on the assumption that Company will meet its Optical Commitment during the Initial Term of the Agreement. In the event that Company does not meet its Optical Commitment by the end of the first, or any subsequent, year of the Initial Term, Nortel Networks reserves the right to modify the Incentive Offer.

6.1 Nortel Networks shall provide a maximum of two (2) sets of spares for active optical Hardware as set forth in Exhibit C attached hereto. One set of such spares shall be shipped to Company within a reasonable period of time after both parties have signed this Addendum, and the second set shall be shipped to Company within a reasonable period of time after its total Optical Commitment purchases reach Fifty Million Dollars.

6.2 Nortel Networks shall provide for a period of six (6) months upon receipt of Company's request, the services of Nortel Networks' Alpharetta, Georgia Network Operations Center ("NOC Services") in accordance with Nortel Networks' standard procedures. The request for NOC Services should be submitted to Nortel Networks at lease one (1) month prior to the requested start date of such NOC Services.

6.3 The Warranty Period for the Optical Hardware set forth in Exhibit A is sixty
(60) months from the date of delivery at the Delivery Location. For Optical Hardware previously purchased from Nortel Networks, the Warranty Period will be sixty (60) months from the original ship date.

[**] CONFIDENTIAL TREATMENT REQUESTED

                                  Page 2 of 5                       CONFIDENTIAL

6.4 Nortel Networks shall provide the services of a Nortel Networks program manager ("Program Manager"). The Program Manager shall be located at Nortel Networks and shall act as a point of escalation for Company's network deployment, including interfacing into Nortel Networks' manufacturing, forecasting, project management and systems engineering as necessary, support the integration of Nortel Networks' solutions and installations, and other functions as may be mutually agreed by the parties.

6.5 Nortel Networks shall provide the services of a Nortel Networks systems engineer ("Systems Engineer"). The Systems Engineer will be located at Nortel Networks and shall assist company with design of optical, routing and service layers, design of broadband network based on current and future access Products, interface requirements, implementation plan(s) based on bandwidth requirements, sensitivity analysis on bandwidth growth rates, fiber routing and sizing in metro and long-haul networks, and other functions as may be mutually agreed by the parties.

6.6 Nortel Networks shall make training credits valued at $[**] /credit ("Training Credit(s)") available to representatives of Company with respect to the operation, configuration, installation, service, maintenance and support of the optical Products at Nortel Networks' facilities, subject to course and class availability. Nortel Networks shall, on the effective date of this Addendum, provide Company [**] Training Credits to be used by Company in any of Nortel Networks' training courses related to the optical Products Company has purchased. In addition, during the Initial Term, Company shall earn [**] Training Credits for each [**] Dollars [**] of Optical Products it purchases and takes delivery of pursuant to this Addendum. The Training Credits must be used in the calendar year in which they are earned, after which time unused Training Credits will be forfeited. Company shall be responsible for travel, per diem and other expenses incurred in connection with the attendance of trainees.

6.7 Subject to Sections 6.7.1 and 6.7.2 below, during the Initial Term and in accordance with this Section 6.7 Nortel Networks will pay a portion of Company's marketing and/or advertising invoices wherein Nortel Networks equipment is featured and/or referenced ("Co-Marketing Funds"), as follows:

6.7.1 Upon the expiration of each three (3) month period during the Initial Term, Nortel Networks will provide Co-Marketing Funds to Customer equal to [**] of the net price of Optical Products purchased/licensed by and shipped to Company pursuant to this Addendum during the preceding three (3) month period. Any funds contributed by Nortel Networks remaining in the Co-Marketing Fund at expiration or termination of the Initial Term shall become the sole property of Nortel Networks.

6.7.2 Company agrees to use any Co-Marketing Funds provided to Company in accordance with the Nortel Networks' Service Provider and Co-operative Marketing Program whereby Company agrees to co-brand with the "Solutions by Nortel Networks"

[**] CONFIDENTIAL TREATMENT REQUESTED

                                  Page 3 of 5                       CONFIDENTIAL
logo in all marketing communications funded by or partially funded by Nortel Networks. For each dollar of approved charges incurred by Company with third parties for Company's marketing and/or advertising wherein Nortel Networks' Optical Products are featured and/or referenced, Nortel Networks will reimburse Company for Company's payment of such eligible third party charge(s), up to the amount remaining in company's Co-Marketing Fund account. In lieu of reimbursement, for each dollar due Nortel Networks for the performance of Services by Nortel Networks related to the provision of the Co-Marketing Funds as set forth herein, Nortel Networks may offset such amounts by any Co-Marketing Funds due and owing to Customer. As used in this Section 6.7, "approved" shall mean approved in advance and in writing by Nortel Networks. The total amount that Nortel Networks shall reimburse or otherwise satisfy its portion of eligible charges as described above shall be an amount equal to the lesser of a) the sum of the Company payment of the total eligible and approved expenditures on approved Programs, or b) the total amount accrued.

7. Company shall, fifteen (15) days prior to each calender quarter, submit to Nortel Networks a consolidated non-binding forecast of Products by geographic region, that Company anticipates purchasing or licensing over the next four (4) calender quarters. In addition to the type, quantity and cumulative dollar amount of Products, the parties may agree upon additional information to be included in such forecast.

8. Unless otherwise specified herein, the definitions contained in the Agreement shall be applicable to this Addendum 1. All other terms and conditions of the Agreement remain in full force and effect.

9. This Addendum 1, and all obligations of Company hereunder, is subject to and conditioned upon satisfaction of each of the following conditions: (i) execution of definitive agreements relative to the Financing on terms and conditions satisfactory to Company in its sole and absolute discretion; (ii) acquisition of Level 3 IRU's for the network contemplated in Exhibit A to this Addendum 1 on terms and conditions satisfactory to Company in its sole and absolute discretion; (iii) possible modification of terms and conditions in this Addendum 1 to the extent such modification(s) would not be in direct conflict with that certain letter of agreement (the "LOA") of the parties dated June 1, 2000 and last executed June 2, 2000, and (iv) approval of Company's Board of Directors ("Board"), although the parties acknowledge and agree that this matter has previously been discussed with the Board. For avoidance of doubt, the Agreement and

(Remainder of page intentionally left blank)

                                  Page 4 of 5                       CONFIDENTIAL
this Addendum 1 supercede the LOA.


SAVVIS COMMUNICATIONS                  NORTEL NETWORKS INC.
CORPORATION                            ("Nortel Networks")
("Company")

By: /s/ Steven M. Gallant             By: /s/ Cynthia C. Hemme
    -----------------------               -------------------------

Name: Steven M. Gallant                Name: Cynthia C. Hemme
     ----------------------                  ----------------------

Title:                                 Title: Vice President & Assistant General Counsel
       VP - General Counsel                   Contracts, Service Provider Solutions - Americas
       --------------------                   ------------------------------------------------

Date:   6/30/00                        Date:       6/30/00
       --------------------                   --------------------

                                                        ----------------------
                                                         APPROVED AS TO FORM
                                                        ----------------------
                                                           LAW DEPARTMENT
                                                         NORTEL NETWORKS INC.
                                                        ----------------------


Addendum I, Exhibit A

Global Purchase Agreement between Savvis Communications Corporation and Nortel Networks Inc.

(Exhibit A is attached hereto)

This is Page 1 of 2 pages comprising Exhibit A

                      [GRAPHIC OF MAP OF "RINGS" OMITTED]

Addendum 1, Exhibit B
Global Purchase Agreement between Savvis Communications Corporation and Nortel Networks

ITEM      PRODUCT                                     ITEM         UNIT
 NO.      DESCRIPTION                                 CODE         PRICE
--------------------------------------------------------------------------------
YEAR 1
================================================================================
#1.0      BAY & SHELF HARDWARE
          7 FT. OPTera LH Bay Assembly               NTCA88GA      [**]

          7 FT. OPTERA CONNECT DX BAY ASSEMBLY       NTCA91AB      [**]
           WITH TRIB SHELF

          FIBER MANAGEMENT HARDWARE
          Fiber Management Shelf (2 Trays)           NTCA84GA      [**]
          Fiber Management Hardware Kit              NTCC8414      [**]
          Fiber Highway Kit                          NTCC8849      [**]
          Top Cover Assy                             NTCC8154      [**]

          OC-192 FRAME & MISC. ACCESSORIES
          Frame Accessory KIT  (ANSI)                NTCA89GL      [**]
          ANSI Wasker Kit                            NTRU0412      [**]
          Frame Leveling Kit                         NT7E8040      [**]
          7'0" x 23' Bay Assembly End Guard
          (Left or Right)                            NT7E72AA      [**]
          Installation Materials                     IRM           [**]
          Bay Isolation Kit (IGZ compliance)         NTRU0410      [**]
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------
#2.0      OC-192 / LH COMMON EQUIPMENT CARDS
          OPTERA LH CONTROL SHELF COMMON EQUIPMENT   NTZP23AA      [**]
          1 Shelf Controller (32M)                   NTCA41CA      [**]
          1 Message Transfer                         NTCA48AA      [**]
          2 Breaker/Filter Module                    NTCA40BA      [**]

          COMMON EQUIPMENT (CONTROL SHELF)
          External Synchronization Interface         NTCA44AA      [**]
          Shelf Controller (32M)                     NTCA41CA      [**]
          Message Transfer                           NTCA48AA      [**]
          Breaker/Filter Module                      NTCA40BA      [**]

          FILLER CARDS
          Transport Shelf Filler Card (Single Slot)  NTCA49AA      [**]
          Control Shelf Filler Card (1 inch)         NTCA59AA      [**]

          OC-192 SWITCH MODULES
          HDX85 Switch Module (85 Gb/s)              NTCA26AA      [**]

          OPTERA CONNECT DX MAINTENANCE INTERFACE NTZPxxxx [**] WITH S/W RELEASE 1.0
            1 Maintenance Interface (120 Mb)         NTCA42BA      [**]
            1 OPTera Connect DX Release 1.0          NTCA50GA      [**]
            Superset

          OPTERA LH MAINTENANCE INTERFACE WITH       NTZP17BB      [**]
          S/W RELEASE 1.5
            1 Maintenance Interface (120Mb)          NTCA42BA      [**]
            1 OPTera  LH Release 1.5 Superset COD    NTCA61AE      [**]
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------
#3.0      OC-182 TRANSPORT INTERFACES
          OC-192 TRANSMIT INTERFACES - TERMINAL D-WDM-
          UNIVERSAL CONNECTORS
          OC-192 TR (Univ) 1533.47nm DWDM / SR Rx    NTCA06FK      [**]
          OC-192 TR (Univ) 1535.04nm DWDM / SR Rx    NTCA06GK      [**]
          OC-192 TR (Univ) 1555.75nm DWDM / SR Rx    NTCA06XK      [**]
          OC-192 TR (Univ) 1557.36nm DWDM / SR Rx    NTCA06LK      [**]

          OC-192 XR (RETX) OPTICS
          OC-192 XR (Univ) 1533.47nm DWDM / SR Rx    NTCA04FK      [**]
          OC-192 XR (Univ) 1535.04nm DWDM / SR Rx    NTCA04GK      [**]
          OC-192 XR (Univ) 1555.75nm DWDM / SR Rx    NTCA04XK      [**]
          OC-192 XR (Univ) 1557.36nm DWDM / SR Rx    NTCA04LK      [**]
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------

[**] CONFIDENTIAL TREATMENT REQUESTED

Addendum 1, Exhibit B
Global Purchase Agreement between Savvis Communications Corporation and Nortel Networks

--------------------------------------------------------------------------------
#4.0      TRIBUTARY INTERFACES
          OC-48 Interfaces
          OC-48 Tributary Tx/Rx Short Reach          NTCA30CK               [**]
          (1310nm. Univ.)
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------
#5.0      DISPERSION COMPENSATION MODULES
          DCM's MOUNTED IN DWDM SHELF
          DCM_60 Module Assembly (SC)                NTCC14CC               [**]
          DCM_100 Module Assembly (SC                NTCC14EC               [**]
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------
#6.0      MULTI-WAVELENGTH OPTICAL REPEATER (MOR)
          UNITS
          MOR PLUS WITH MID-STAGE ACCESS (MSA)
          MOR+ W/MSA PreBlue/PostRed (Univ)          NTCA11NK               [**]
          w/15010nm OSC
          MOR+ w/MSA PreRed/PostBlue (Univ)          NTCA11PK               [**]
          w/1510nm OSC
          1625 OPTICAL SERVICE CHANNEL (OSC) UNITS
          1625 Optical Service Channel (SC)          NTCA11CC               [**]
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------
#7.0      OPTICAL SERVICE CHANNEL (OSC) WDM UNITS
          OSC 1550 / 1625nm Coupler (SC)             NTCC13AC               [**]
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------
#8.0      OPTICAL CONNECTOR KITS (FOR UNIVERSAL CARDS)
          Optical SC Connector Kit                   NTCC99AC               [**]
          (Single Connector)
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------
#9.0      DENSE-WDM COUPLER UNITS - MOR PLUS
          DWDM 4 Module Shelf Assy Universal Frame   NTCA88GA               [**]
          (ANSI)
          DWDM Shelf Installation Kit                NTCA88CA               [**]
          100GHZ 8-WAVELENGTH DWDM COUPLERS
          100GHz 8+2w DWDM Coupler MB / DR w/VOA (SC)NTCA10CC               [**]
          100GHz 8+2 DWDM Coupler MR / DB w/VOA (SC) NTCA10DC               [**]
          100GHZ FIXED 2-WAVELENGTH ADD-DROP
          MULTIPLEXER (ADM) COUPLERS
          100GHz DWDM, ADM 1533.47 / 1555.75 (SC     NTCA13AC               [**]
          100GHz DWDM, ADM 1535.04 / 1557.36 (SC)    NTCA13BC               [**]
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------
          COMPLETE OPC PACKAGES
          OPTERA CONNECT DX OPC S/W LOAD RELEASE 1.0  NTZPxyyy              [**]
            1 OPC Controller (122M)                   NTCA50BA              [**]
            1 OPC I/O                                 NTCA52AA              [**]
            1 OPC SSD Storage Module                  NTCA51AB              [**]
            1 OPTera Connect DX Release 1.0 Superset  NTCA60GA              [**]
            1 OPC Removable Media (122Mb)             NTCA53BA              [**]
            1 OPTera Connect DX Release 1.0 Superset  NTCA60GA              [**]

          OPTERA LH OPC S/W LOAD RELEASE 1.5          NTZP17AB              [**]
            1 OC-192 OPC Controller (122 M)           NTCA50BA              [**]
            1 OC-192 OPC I/O                          NTCA52AA              [**]
            1 OC-192 OPC Storage Module               NTCA51AA              [**]
            1 OPTera LH Release 1.5 Superset COD      NTCA61AE              [**]
            1 OC-192 OPC Removable Media (122Mb)      NTCA53BA              [**]
            1 OPTera LH Release 1.5 Superset COD      NTCA61AE              [**]

          OPC CABLES (OC-19Z OPC I/O)
          9/25 Pin OC-192 OPC Interface to an         NTCC90HA              [**]
          External Modem (65 ft.
          25/25 Pin OC-192 OPC Interface to an        NTCC80EB              [**]
          External Modem (65 ft.)
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------
###       SOFTWARE CERTIFICATES
          OPTera  LH Application - Line               NTCA62DA              [**]
          Amp/Pre/Post/Stand Alone Bay
          OPTera LH Application - Regen/Mus./         NTCA62DB              [**]
          Translators
          OPTDX Application - 4 Fiber BLSR /          NTCA62AD              [**]
          Linear ADM
          OPTDX Feature - Matched Nodes               NTCA62FF              [**]
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------
###       DOCUMENTATION
          OC-192 Customer Drawing Package             NTCA79MA              [**]

          OPTera LH Release 1 & 2  CD ROM
          (Covers (Releases                           NTCA64EA              [**]

[**] CONFIDENTIAL TREATMENT REQUESTED

Addendum 1, Exhibit B
Global Purchase Agreement between Savvis Communications Corporation and Nortel Networks


      1.2, 1.5, 2.0)
      OPTera Connect DX NTP Rel 1 (CD ROM)                       NTCA64DA                             [**]

      Advanced Optics Applications, Issue 8                      NTCA66AE                             [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
 ###  ELECTRICAL CABLING
      ETHERNET CABLES
      Multiple Shelf LAN Cable 20m (66ft) [OC-192 Mt to OC-192   NTC8927                              [**]
      MI)]
      Ethernet cable 20m - OC-192 Mt or OPC to Ethernet LAN      NTCC90BA                             [**]
      USER INTERFACE CABLES & ADAPTORS
      9/25 Pin User Interface Modem Access Cable 20m (66ft)      NTCC8930                             [**]
      25/25 Pin User Interface Modem Access Cable (1 foot)       NTCC90DA                             [**]
      9/25 Pin User Interface Cable (5m)                         NT7E44EA                             [**]
      25/25 - Pin User Interface Cable (5m)                      NT7E44FA                             [**]
      MISCELLANEOUS CABLES
      Power Feed Jumper Kit 4 #4 AWG Cables                      NTCA89GE                             [**]
      Anti-Static Wrist Strap (NPS50332-01L3)                    AO336175                             [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
 ###  OPTICAL PATCHCORDS
      TUNED PATCHCORDS
      SM Optical Patchcord 5m (SC-turned)                        NT7E46HA                             [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
                                                                                 Equipment Subtotal Year 1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                                              E&I Services
----------------------------------------------------------------------------------------------------------
                                                                                           Preside Network
                                                                                                Management
----------------------------------------------------------------------------------------------------------
                                                                                           SUBTOTAL YEAR 1
----------------------------------------------------------------------------------------------------------
              YEAR 2
----------------------------------------------------------------------------------------------------------
#1.0  TRIBUTARY INTERFACES
      OC-48 Interfaces
      OC-48 Tributary Tx/Rx Short Reach (1310nm, Univ.)          NTCA30CK                             [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#2.0  OPTICAL CONNECTOR KITS (FOR UNIVERSAL CARDS)
      Optical SC Connector Kit (Single Connector)                NTCC99AC                             [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#3.0  SOFTWARE CERTIFICATES
      OPTDX Feature - Rel. 2.0 Software Upgrade                  NTCA62xx                             [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#4.0  DOCUMENTATION
      OPTera Connect DX NTP Rel 2 (CD ROM)                       NTCA64xx                             [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#5.0  OPTICAL PATCHCORDS
      TUNED PATCHCORDS
      SM Optical Patchcord 5m (SC-tuned)                         NT7E46HA                             [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
                                                                                 Equipment Subtotal Year 2
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                              E&I Services
----------------------------------------------------------------------------------------------------------
                                                                                           Preside Network
                                                                                                Management
----------------------------------------------------------------------------------------------------------
                                                                                           SUBTOTAL YEAR 2
----------------------------------------------------------------------------------------------------------
           YEAR 3
----------------------------------------------------------------------------------------------------------
#1.0   BAY & SHELF HARDWARE
       7 FT, OPTera Connect DX Bay Assembly with Trib Shelf       NTCA91AB                            [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#2.0   OC-192 / LH COMMON EQUIPMENT CARDS
       OC-192 SWITCH MODULES
       HDX140 Switch Module (120 Gb/s)                            NTCA26CA                            [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#3.0   OC-192 TRANSPORT INTERFACES
       OC-192 TRANSMIT INTERFACES - TERMINAL D-WDM - UNIVERSAL
       CONNECTORS


[**] CONFIDENTIAL TREATMENT REQUESTED

Addendum 1, Exhibit B
Global Purchase Agreement between Savvis Communications Corporation and Nortel Networks



       OC-192 TR (Univ) 1533.47nm DWDM / SR Rx                    NTCA06FK                            [**]
       OC-192 TR (Univ) 1535.04nm DWDM / SR Rx                    NTCA06GK                            [**]
       OC-192 TR (Univ) 1555.75nm DWDM / SR Rx                    NTCA06XK                            [**]
       OC-192 TR (Univ) 1557.36nm DWDM / SR Rx                    NTCA06LK                            [**]

       OC-192XR (RETX) OPTICS
       OC-192 XR (Univ) 1533.47nm DWDM / SR Rx                    NTCA04FK                            [**]
       OC-192 XR (Univ) 1535.04nm DWDM / SR Rx                    NTCA04GK                            [**]
       OC-192 XR (Univ) 1555.75nm DWDM / SR Rx                    NTCA04XK                            [**]
       OC-192 XR (Univ) 1557.36nm DWDM / SR Rx                    NTCA04LK                            [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#4.0   TRIBUTARY INTERFACES
       OC-48 INTERFACES
       OC-48 Tributary Tx/Rx Short Reach (1310nm. Univ.)          NTCA30CK                            [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#5.0   OPTICAL SERVICE CHANNEL (OSC) WDM UNITS
       OSC 1550 / 1625 nm Coupler (SC)                            NTCC13AC                            [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#6.0   OPTICAL CONNECTOR KITS (FOR UNIVERSAL CARDS)
       Optical SC Connector Kit (Single Connector)                NTCC99AC                            [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#7.0   DENSE-WDM COUPLER UNITS - MOR PLUS
       100GHz 8-WAVELENGTH DWDM COUPLERS
       100 GHz 8+2w DWDM Coupler MB / DR w/VOA (SC)               NTCA10CC                            [**]
       100GHz 8+2 DWDM Coupler MR / DR w/VOA (SC)                 NTCA10DC                            [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#8.0   SOFTWARE CERTIFICATES
       Software upgrade feature                                   NTCA62FJ                            [**]
       OPTDX Feature - Rel 3.0 Software Upgrade                   NTCA62FJ                            [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
#9.0   DOCUMENTATION
       OPTera LH CD ROM                                           NTCA64EA                            [**]
       OPTera Connect DX NTP Rel 3 (CD ROM)                       NTCA64DA                            [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
###    OPTICAL PATCHCORDS
       TUNED PATCHCORDS
       SM Optical Patchcord 5m (SC-tuned)                         NT7E46HA                            [**]
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------
                                                                                 Equipment Subtotal Year 3
----------------------------------------------------------------------------------------------------------
                                                                                                  SUBTOTAL
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                              E&I Services
----------------------------------------------------------------------------------------------------------
                                                                                           Preside Network
                                                                                                Management
----------------------------------------------------------------------------------------------------------
                                                                                           SUBTOTAL YEAR 3
----------------------------------------------------------------------------------------------------------

[**] CONFIDENTIAL TREATMENT REQUESTED

                                  Page 4 of 4

Addendum 1, Exhibit C
Global Purchase Agreement between Savvis Communications Corporation and Nortel Networks Inc.

                                                                 Nortel Networks
                                                   S/DMS TransportNode Equipment

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       SPARE PARTS              TOTAL PRICE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       One Set of Recommended    TOTAL GIVEN FOR
                                                                                       Spare Parts              2 SETS OF SPARES
-----------------------------------------------------------------------------------------------------------------------------------
   ITEM   PRODUCT                                               ITEM           UNIT                   EXTENDED          EXTENDED
   NO.    DESCRIPTION                                           CODE           PRICE    QTY              PRICE    QTY      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   #1.0   OC-192 / LH COMMON EQUIPMENT CARDS
          OPTERA LH CONTROL SHELF COMMON EQUIPMENT              NTZP23AA        [**]      1               [**]      2       [**]
             1  Shelf Controller (32M)                          NTCA41CA        [**]
             1  Message Transfer                                NTCA48AA        [**]
             2  Breaker/Filter Module                           NTCA40BA        [**]

          COMMON EQUIPMENT (CONTROL SHELF)
          External Synchronization Interface                    NTCA44AA        [**]      1               [**]      2       [**]
          Shelf Controller (32M)                                NTCA41CA        [**]      1               [**]      2       [**]
          Message Transfer                                      NTCA48AA        [**]      1               [**]      2       [**]
          Breaker/Filter Module                                 NTCA40BA        [**]      1               [**]      2       [**]

          OC-192 SWITCH MODULES
          HDX65 Switch Module (65 Gb/s)                         NTCA26AA        [**]      1               [**]      2       [**]

             1  Maintenance Interface (120Mb)                   NTCA42XX        [**]      1               [**]      2       [**]

             1  Maintenance Interface (120Mb)                   NTCA42BA        [**]      1               [**]      2       [**]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            SUBTOTAL                      [**]              [**]
-----------------------------------------------------------------------------------------------------------------------------------
   #2.0   OC-192 TRANSPORT INTERFACES
          OC-192 TRANSMIT INTERFACES - TERMINAL
            D-WDM - UNIVERSAL CONNECTORS
          OC-192 TR (Univ) 1533.47nm DWDM / SR Rx               NTCA06FK        [**]      2               [**]      4       [**]
          OC-192 TR (Univ) 1535.04nm DWDM / SR Rx               NTCA06GK        [**]      2               [**]      4       [**]
          OC-192 TR (Univ) 1555.75nm DWDM / SR Rx               NTCA06XK        [**]      2               [**]      4       [**]
          OC-192 TR (Univ) 1557.36nm DWDM / SR Rx               NTCA06LK        [**]      2               [**]      4       [**]

          OC-192 XR (RETX) OPTICS
          OC-192 XR (Univ) 1533.47nm DWDM / SR Rx               NTCA04FK        [**]      2               [**]      4       [**]
          OC-192 XR (Univ) 1535.04nm DWDM / SR Rx               NTCA04GK        [**]      2               [**]      4       [**]
          OC-192 XR (Univ) 1555.75nm DWDM / SR Rx               NTCA04XK        [**]      2               [**]      4       [**]
          OC-192 XR (Univ) 1557.36nm DWDM / SR Rx               NTCA04LK        [**]      2               [**]      4       [**]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            SUBTOTAL                      [**]              [**]
-----------------------------------------------------------------------------------------------------------------------------------
   #3.0   TRIBUTARY INTERFACES
           OC-48 INTERFACES
           OC-48 Tributary Tx/Rx Short Reach (1310nm, Univ.     NTCA30CK        [**]      1               [**]      2       [**]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            SUBTOTAL                      [**]              [**]
-----------------------------------------------------------------------------------------------------------------------------------
   #4.0   DISPERSION COMPENSATION MODULES
           DCM'S MOUNTED IN DWDM SHELF
           DCM_60 Module Assembly (SC)                          NTCC14CC        [**]      1               [**]      2       [**]
           DCM_100 Module Assembly (SC)                         NTCC14EC        [**]      1               [**]      2       [**]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            SUBTOTAL                      [**]              [**]
-----------------------------------------------------------------------------------------------------------------------------------
   #5.0   MULTI-WAVELENGTH OPTICAL REPEATER (MOR) UNITS
          MOR PLUS WITH MID-STAGE ACCESS (MSA)
          MOR+ w/MSA PreBlue/PostRed (Univ) w/1510nm OSC        NTCA11NK        [**]      1               [**]      2       [**]
          MOR+ w/MSA PreRed / PostBlue (Univ) w/1510nm OSC      NTCA11PK        [**]      1               [**]      2       [**]
          1625 OPTICAL SERVICE CHANNEL (OSC) UNITS
          1625 Optical Service Channel (SC)                     NTCA11CC        [**]      1               [**]      2       [**]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            SUBTOTAL                      [**]              [**]
-----------------------------------------------------------------------------------------------------------------------------------
   #6.0   OPTICAL SERVICE CHANNEL (OSC) WDM UNITS
          OSC 1550 / 1625nm Coupler (SC)                        NTCC13AC        [**]      1               [**]      2       [**]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            SUBTOTAL                      [**]              [**]
-----------------------------------------------------------------------------------------------------------------------------------
   #7.0   OPTICAL CONNECTOR KITS (FOR UNIVERSAL CARDS)
          Optical SC Connector Kit (Single Connector)           NTCC99AC        [**]      42              [**]      84      [**]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            SUBTOTAL                      [**]              [**]
-----------------------------------------------------------------------------------------------------------------------------------
   #8.0   100GHZ 8-WAVELENGTH DWDM COUPLERS
          100GHz 8+2w DWDM Coupler MB / DR w/VOA (SC)           NTCA10CC        [**]      1               [**]      2       [**]
          100GHz 8+2 DWDM Coupler MR / DB w/VOA (SC)            NTCA10DC        [**]      1               [**]      2       [**]
          100GHZ FIXED 2-WAVELENGTH ADD-DROP MULTIPLEXER
           (ADM) COUPLERS
          100GHz DWDM, ADM 1533.47 / 1555.75 (SC)               NTCA13AC        [**]      1               [**]      2       [**]
          100GHz DWDM, ADM 1535.04 / 1557.36 (SC)               NTCA13BC        [**]      1               [**]      2       [**]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            SUBTOTAL                      [**]              [**]
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                     [**] CONFIDENTIAL TREATMENT REQUESTED
                                  Page 1 0f 1

                              NORTEL NETWORKS INC.
                           GLOBAL PURCHASE AGREEMENT
                               ADDENDUM NUMBER 2
                           SUPPLEMENTAL DOCUMENTATION

1. DATA PRODUCTS

The following products are covered by this Supplemental Documentation:

Etherloop, Internet Call Waiting, Voice Button, CVX 1800, SS7 Gateway, Nortel Networks' Enterprise Solutions Products (Product Price Groups A, B, C, E, and
F), and Shasta Products.

The supplemental terms and conditions provided below take precedence over any conflicting terms and conditions specified in the articles and/or sections noted below or elsewhere in the Agreement, as such terms and conditions apply to the data products identified above (collectively, "Data Products").

Article 3, Section a)

With respect to Orders for Enterprise Solutions Data Products for shipment to Company locations outside the United States, such Orders shall be placed either on a Nortel Networks Affiliate or a Nortel Networks value added reseller
("VAR"), as provided in Attachment 1 to this Addendum No. 2 and as may be specified by Nortel Networks.

Article 4, Section a)

The price for Enterprise Solutions Data Products shall be determined in accordance with Attachment 1 to this Addendum No. 2.

Notwithstanding anything to the contrary, in all cases where Company utilizes Financing for purchase of Data Products, Company shall pay all charges for such Products within ten (10) days after delivery to the carrier at Nortel Networks Delivery Location.

Article 6, Section a)

With regard to the subject of Software license, the following shall apply:

   Where use of a Product requires the download of Software to Company's Companys, Company shall be responsible for insuring that the Company agrees to terms no less restrictive than those contained to this Article 6.

Article 8, Section a)

With regard to the subject of acceptance, the following shall apply:

   Data Products shall be deemed accepted upon the ship date.

Article 9, Section a)

With regard to the subject of reinstatement of warranty after breach of warranty, the following shall apply:

   The repair or replacement of the defective component, the correction of the Software or the redoing of any installation

   (Remainder of page intentionally left blank)

Services shall not extend the applicable Warranty Period.


SAVVIS COMMUNICATIONS                  NORTEL NETWORKS INC.
CORPORATION                            ("Nortel Networks")
("Company")

By: /s/ Steven M. Gallant             By: /s/ Cynthia C. Hemme
    -----------------------               -------------------------

Name: Steven M. Gallant                Name: Cynthia C. Hemme
     ----------------------                  ----------------------

Title:                                 Title: Vice President & Assistant General Counsel
       VP - General Counsel                   Contracts, Service Provider Solutions - Americas
       --------------------                   ------------------------------------------------

Date:   6/30/00                        Date:       6/30/00
       --------------------                   --------------------


(Remainder of page intentionally left blank)







                                                        ----------------------
                                                         APPROVED AS TO FORM
                                                        ----------------------
                                                           LAW DEPARTMENT
                                                         NORTEL NETWORKS INC.
                                                        ----------------------

ADDENDUM NO. 2

                                  Attachment 1
                      Global Ordering Procedures and Price
                       Enterprise Solutions Data Products

1. GLOBAL ORDERING PROCEDURES FOR ENTERPRISE SOLUTIONS DATA PRODUCTS GROUPS A THROUGH F
A. ORDERS FOR DELIVERY OR PERFORMANCE IN THE U.S. Orders for data Products Group A, B, C, E and F to be delivered or installed in the U.S. and related Services to be performed in the U.S. shall be issued by Company to Nortel Networks.
B. ORDERS FOR DELIVERY OR PERFORMANCE OUTSIDE THE U.S. Orders for data Products Group A, B, C, E and F to be delivered or installed outside the U.S. and related Services to be performed outside the U.S. shall be issued by Company in the country of delivery or performance at its option either to (i) Nortel Networks under the Global Delivery Service option; or (ii) the VAR identified as a Nortel Networks "Global Business Partner" for the country of delivery or performance under the Global Partner Service option. If Company issues the order to a VAR pursuant to the Global Partner Service option, Company acknowledges that Nortel Networks shall have the right to assign the rights and duties under this Agreement necessary to perform such order to such VAR, including without limitation, acceptance of the order, performance of the order, invoicing and collection of the price of the order and performance of warranty Services for Products in the order. Each such Global Partner Service option order shall continue to be governed by the terms of this Agreement and all obligations of this Agreement not assigned to the VAR shall remain obligations of Nortel Networks. To ensure that Company receives the benefit of the prices and discounts in this Agreement when Company issues an order to a VAR under the Global Partner Service option, Company shall (a) reference this Agreement by including the Agreement number on the face of the order.
   (b) identify on the face of the order any Special Business Authorization ("SBA") number(s) which may be provided by Nortel Networks, and (c) simultaneously furnish a copy of the order and certain international ordering information in a format specified by Nortel Networks to its designated Nortel Networks account representative.
C. LIMITED DURATION. The ordering processes within Nortel Networks and its affiliates for data Products Groups A through and F are under review to permit the ordering of such Products in accordance with the procedures described in Section 2 of this Attachment 1. When such process review is completed, Nortel Networks will notify Company and upon such notice the ordering procedures in Section 2 of this Attachment 1 will also apply to data Products Groups A through F.

2. PRICING
   The pricing for each  Enterprise  Solutions Data Product shall be as follows:
A. DATA PRODUCTS GROUPS A THROUGH F PRICE LIST. The Price List for data Products Groups A, B, C, E and F and related Services (data Products Group D) shall be Nortel Networks' then-current published standard U.S. Price List for such Products and Services in effect at time of order, as such Price List may be changed by Nortel Networks from time to time. For purchases for delivery outside the U.S., the prices in such Price List shall be subject to adjustment using the applicable band multiplier for the country of destination specified in Table 1 below. Such adjustment will be made before the volume discount identified in Section 4 below is applied. Nortel Networks reserves the right to move a particular country into a different band, or change the multiplier within a band as a result of changes which may occur in duties, destination charges and the like. The prices for Bands 2 through 6 countries only, determined using the applicable multiplier in Table 1, include freight, insurance, import fees, duties and customs clearance charges, but do not include any applicable in-country taxes (including sales tax and value added tax) which shall be Company's responsibility. The Services offered in association with data Products Groups A, B, C, E and F under the Agreement shall be in accordance with the Services Descriptions in effect on the date Nortel Networks accepts an order for such Services.

(Remainder of page intentionally left blank)

                                    TABLE 1
        COUNTRY PRICE BANDS MATRIX FOR DATA PRODUCTS GROUPS A THROUGH F

--------------------------------------------------------------------------------
    BAND
--------------------------------------------------------------------------------
   Band 1      [**]        United States
--------------------------------------------------------------------------------
   Band 2      [**]        Canada
--------------------------------------------------------------------------------
   Band 3      [**]        Australia, Austria, Belgium, Czech Republic, Denmark,
                           Egypt, Finland,  France, Germany, Hong Kong, Hungary,
                           Ireland,    Israel,    Italy,   Japan,    Luxembourg,
                           Netherlands,  New Zealand,  Norway, Poland, Portugal,
                           Russia,  Saudi  Arabia,  Singapore,  Slovakia,  South
                           Africa, Spain, Sweden, Switzerland,  Thailand, United
                           Arab Emirates, United Kingdom
--------------------------------------------------------------------------------
   Band 4      [**]        Argentina, Belize, Bulivia, Chile,  Colombia,   Costa
                           Rica,  Ecuador,  El  Salvador,   Greece,   Guatemala,
                           Honduras,   Indonesia,   Kenya,   Malaysia,   Mexico,
                           Morocco,  Nicaragua,  Panama,  Paraguay,  Peru, South
                           Korea, Taiwan, Tunisia, Turkey, Uruguay, Venezuela
--------------------------------------------------------------------------------
   Band 5      [**]        Brazil, People's  Republic  of  China,  Phillippines,
                           Sri Lanka (GPS Only)
--------------------------------------------------------------------------------
   Band 6      [**]        India
--------------------------------------------------------------------------------

3. DISCOUNTS

   The following volume discount schedule applies to purchase of Products and of Services (for Enterprise Solutions Data Products only) under this Agreement:



   PRODUCT GROUP                                       HARDWARE/SOFTWARE DISCOUNT PERCENTAGE(S)
   -------------                                       ----------------------------------------

   DATA PRODUCTS GROUP A                                                [**]
   DATA PRODUCTS GROUP B                                                [**]
   DATA PRODUCTS GROUP C                                                [**]
   DATA PRODUCTS GROUP D (SERVICES FOR DATA PRODUCTS)                   [**]
   DATA PRODUCTS GROUP E                                                [**]
   DATA PRODUCTS GROUP F                                                [**]


4. The parties acknowledge that the purchase orders specified in Exhibit A attached hereto shall be subject solely to the terms and conditions of this Agreement. Notwithstanding Section 4 of the Agreement, payment of the purchase orders listed in Exhibit A hereto shall be made from the financing closing on or about the Effective Date and Company shall not be subject to interest payments with respect thereto.

5. Nortel Networks represents and warrants that the Shasta 500 BSN Data Products have received a regulatory approval as described in Exhibit B attached hereto. Nortel further represents that it is seeking type approval in
   Singapore and Hong Kong and Nortel Networks understands that approval in such countries is important to Company. In the event type approval is not received in any of the jurisdictions as set forth in Exhibit B, the parties agree to negotiate in good faith a mutually acceptable course of action reasonably designed to address the applicable delay.

(Remainder of page intentionally left blank)

[**] CONFIDENTIAL TREATMENT REQUESTED

Addendum 2, Attachment 1, Exhibit A
Global Purchase Agreement between Savvis Communications Corporation and Nortel Networks


Purchase order list:

CUSTOMER PO NUMBER              SHIPTO CUSTOMER NAME                                        SUM INVOICE NET PRICE
4500000246                      BRIDGE INFORMATION SYSTEMS AMERICA                                           [**]
BIA104426                       BRIDGE INFORMATION SYSTEMS AMERICA                                           [**]
BIA104427                       BRIDGE INFORMATION SYSTEMS AMERICA                                           [**]
BIA104752                       BRIDGE INFORMATION SYSTEMS AMERICA                                           [**]
BIA107152                       BRIDGE INFORMATION SYSTEMS AMERICA                                           [**]
                                BRIDGE INFORMATION SYSTEMS AMERICA                                           [**]
21-0001056330                   BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
4500000109                      BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
4500000139                      BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
4500000140                      BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
4500000284                      BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
4500000536                      BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
4500000539                      BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
4500000561                      BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
4500000638                      BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
4500000765                      BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105489                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105632                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105662                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105763                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105765                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105768                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105770                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105892                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105896                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105903                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105936                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105940                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105942                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105943                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105949                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105950                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA105951                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA106064                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA106190                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA106191                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA106194                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA106294                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA106657                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA106945                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA107072                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA107235                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA107239                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA107277                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA107278                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]

Addendum 2, Attachment 1, Exhibit A
Global Purchase Agreement between Savvis Communications Corporation and Nortel Networks

BIA107730                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA107730                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA107735                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA107811                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA107906                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA107944                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA107946                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA108004                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA108023                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA108289                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA108300                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA108362                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA108413                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700004                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700016                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700017                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700018                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700019                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700020                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700035                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700039                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700039                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700049                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700049                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700055                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700060                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700067                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700070                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700070                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700076                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700076                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700082                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700083                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700084                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
SVS700086                       BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
                                BRIDGE INFORMATION SYSTEMS AMERICA,                                          [**]
BIA103986                       BRIDGE INFORMATION SYSTEMS INC                                               [**]
BIA103989                       BRIDGE INFORMATION SYSTEMS INC                                               [**]
M19670                          BRIDGE INORMATION SYSTEMS                                                    [**]
4500000273                      Video Equipment                                                              [**]
4500000171                      CVX                                                                          [**]
SVS700097                       Shasta Equipemtn                                                             [**]
PO# to Sprint???                CVX Hardware                                                                 [**]
PO# 1972 to Juniper             Juniper                                                                      [**]
PO# 1974 to Juniper             Juniper                                                                      [**]
PO# 1972-A to Juniper           Juniper                                                                      [**]
Pending Maintenance PO          Annual Maintenance for Nortel ES products                                    [**]
                                                                                                             [**]

[**] CONFIDENTIAL TREATMENT REQUESTED

Addendum 2, Attachment 1, Exhibit B
Global Purchase Agreement between Savvis Communications Corporation and Nortel Networks

Shasta 5000 BSN regulatory approval for shipment and utilization for the following countries as described below:

NORTH AMERICA
-------------
Canada (all locations)
USA (all locations)

EUROPE
------
The Shasta 5000 BSN can be shipped and used in any country that accepts the CE regulatory approval. Namely the following countries accept the CE mark as the required regulatory approval for product entry and utilization. Some of these countries include Belgium, Denmark, France, Germany, Italy, Sweden, Switzerland, and the Netherlands.

ASIA
----
Since Asia does not have an encompassing regulatory approval process and each country requires its own approval process, the following countries have regulatory approval for the Shasta 5000 BSN: Australia, Japan.

Nortel Networks is in the process of obtaining regulatory approval for Singapore and Hong Kong. Until the Shasta 5000 BSN is approved in these countries, Nortel Networks can only ship these units to Savvis Communications as evaluation units. Nortel Networks expects to obtain regulatory approval for these locations by year end 2000.

SOUTH AMERICA:
--------------
Approved:
Brazil
Peru
Venequela
Columbia

Argentina approval is expected 3rd quarter 2000
Mexico approval is expected 3rd quarter 2000



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